UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

FG NEW AMERICA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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In connection with the previously announced business combination between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA” or the “Company”), OppFi issued a press release on June 9, 2021 regarding the expansion of its SalaryTap product through a relationship with Best Money Moves. The news release and the associated social media posts are being filed herewith as soliciting material.

Press Release

www.oppfi.com

OppFi Announces New Relationship with Best Money Moves to Expand Credit Access Through Employers with SalaryTap

SalaryTap, a new employer payroll-linked loan product through OppFi’s platform, aims to widen credit access while reducing cost of borrowing

Relationship with Best Money Moves designed to help more employees meet their credit access needs through SalaryTap

CHICAGO, June 9, 2021— Opportunity Financial, LLC ("OppFi"), a leading financial technology platform that powers banks to help everyday consumers gain access to credit, announced today a new relationship with Best Money Moves, an award-winning, mobile-first financial wellness technology platform that provides financial education solutions for non-prime borrowers.

SalaryTap allows banks through the OppFi platform to offer multi-year small dollar installment loan products through a consumer's employer that range from $2,000 to $5,000 and extend prime pricing to non-prime consumers. The products offered on the platform are fully transparent with no additional fees or charges levied on borrowers, are repaid via payroll deduction, and each borrower's income is verified via payroll as a means of assessing loan affordability.

OppFi began piloting SalaryTap in November 2020 and has recently announced a national expansion, giving companies across the U.S. the option to offer employees small dollar loans linked to their payroll. The most common uses of funds from SalaryTap include car repair, family needs, housing costs and medical bills. Through Best Money Moves, SalaryTap will be made available to more employees who are looking for a less expensive financing solution.

"We’re excited to join with Best Money Moves, who are experts at helping consumers navigate their financial wellness journey,” said Jared Kaplan, chief executive officer, OppFi. “Financial wellness is a foremost benefit that employees want from their company. We look forward to participating in an integrated ecosystem like Best Money Moves that combines high-quality information, interactive tools and engaging resources with products like SalaryTap to help expand credit access to more people."

"Our team is thrilled to work with OppFi and deeply appreciate the innovation and integrity they bring to both workforce and individual financial wellness," said Ilyce Glink, award-winning financial journalist and CEO of Best Money Moves. "Giving employees the option of lower-cost, salary-linked loans through SalaryTap can help reduce dependency on high-cost predatory options, lowering financial stress," Glink noted, adding, "That's what every HR department should do."

The expansion of SalaryTap into 33 markets reflects the interest in the product as well as OppFi’s continued growth as the company adds additional products and services to increase credit access for the everyday consumer. OppFi plans to further expand the SalaryTap platform into 45 states in the fourth quarter of 2021.

On February 9, 2021, OppFi and FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition corporation, entered into a definitive agreement for a business combination that would result in OppFi becoming a public company.

About OppFi

OppFi is a leading financial technology platform that powers banks to offer accessible products and a top-rated experience to everyday consumers. Through its unwavering commitment to customer service, OppFi helps consumers who are turned away by traditional providers build a better financial path. To date, OppFi has facilitated the issuance of more than 1.5 million loans. The company is an Inc. 5000 company for five straight years, a Deloitte's Technology Fast 500™, and the eighth fastest-growing Chicagoland company by Crain's Chicago Business. The company was also named on Forbes America 2021 list of America's Best Startup Employers and Built In's 2021 Best Places to Work in Chicago. OppFi maintains an A+ rating from the Better Business Bureau (BBB) and maintains a 4.8/5 star rating with more than 14,000 online customer reviews, making it one of the top customer-rated financial platforms online. For more information, please visit oppfi.com.

About FGNA

FG New America Acquisition Corp., (NYSE: FGNA), is a NYSE-listed blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, please visit www.fgnewamerica.com.

About Best Money Moves

An award-winning, mobile-first financial wellness technology platform, Best Money Moves helps employees measure and manage their level of financial stress using a unique content-mapping system, powered by machine learning. Best Money Moves measures stress in 15 categories, and incorporates live money coaching and free credit scores, as well as an extraordinary level of company-level customization so that employers can dig into unique insights and understand more about how their employees financial stress impacts everything from retention, turnover, and workplace accidents, to unexplained absences, healthcare costs and outcomes and other issues. Best Money Moves placed top 3 in the 2017 Next Great HR Tech Company competition, is a Top 20 Financial Wellness provider by MyShortlister, a top 50 Startup to Watch by Built In Chicago, and was a finalist in the 2019 Health Value Awards. For more information, visit BestMoneyMoves.com.

Contacts:
OppFi
Investor Relations: Investors@oppfi.com
Media Relations: media@oppfi.com

FGNA
Investor Relations: info@fgnewamerica.com
Media Relations: media@fgnewamerica.com

Forward-Looking Statements

This information includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in expanding SalaryTap, including whether there will be consumer or market acceptance of SalaryTap Card; and (13) other risks and uncertainties indicated from time to time in FGNA's proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information and Where to Find It

In connection with the proposed business combination, FGNA filed a preliminary proxy statement and will file a definitive proxy statement with the SEC. FGNA's stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials contain important information about OppFi, FGNA and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of FGNA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., Attention: Hassan Baqar, Chief Financial Officer, 105 S. Maple Street, Itasca, Illinois 60143.

Participants in the Solicitation

FGNA and its directors and executive officers may be deemed participants in the solicitation of proxies from FGNA's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in FGNA was filed in the preliminary proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FGNA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

Non-Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

###

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn account on June 9, 2021:

LinkedIn Proud to announce a new relationship with @ Best Money Moves, an award-winning financial wellness platform. This move will mean that SalaryTap will be made available to more employees to help us in our mission of expanding #CreditAccess to even more consumers.

https://www.businesswire.com/news/home/20210609005183/en/OppFi-Announces-New-Relationship-with-Best-Money-Moves-to-Expand-Credit-Access-Through-Employers-with-SalaryTap

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on June 9, 2021:

Twitter: Thrilled to announce our new relationship with @bestmoneymoves, which will help to expand employee access to our payroll-linked loan product, SalaryTap. $FGNA

https://oppl.co/3isUdCZ

Important Info re: OppFi/FGNA transaction: https://oppl.co/31nNfWi

The following communication was shared by Matt Gomes, general manager for SalaryTap, through his LinkedIn account on June 9, 2021:

LinkedIn: I'm proud to announce SalaryTap's new relationship with @ Best Money Moves, an award-winning, mobile-first financial wellness technology platform that will provide financial education solutions to employees nationwide. Through Best Money Moves, SalaryTap will be made available to more employees to help non-prime consumers access credit at prime interest rates.

https://www.businesswire.com/news/home/20210609005183/en/OppFi-Announces-New-Relationship-with-Best-Money-Moves-to-Expand-Credit-Access-Through-Employers-with-SalaryTap

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppFi through its Twitter account on June 9, 2021:

Twitter: Through our new relationship with @bestmoneymoves, #SalaryTap will be made available to more employees to help consumers find a less expensive credit solution. $FGNA

https://oppl.co/3isUdCZ

Important Info re: OppFi/FGNA transaction: https://oppl.co/31nNfWi

The following communication was shared by OppLoans through its LinkedIn account on June 9, 2021:

LinkedIn: Through @ Best Money Moves, an award-winning, mobile-first financial wellness technology platform, our SalaryTap product will be made available to more employees to help non-prime consumers access credit at prime interest rates. Helping us to improve #FinancialInclusion for the everyday consumer.

https://www.businesswire.com/news/home/20210609005183/en/OppFi-Announces-New-Relationship-with-Best-Money-Moves-to-Expand-Credit-Access-Through-Employers-with-SalaryTap

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppFi’s leadership and communications teams through their respective LinkedIn accounts on June 9, 2021:

LinkedIn: Proud to share that, through our SalaryTap product, we will be working with Best Money Moves. The move will make SalaryTap available to even more employees to help non-prime consumers access credit at prime interest rates. #FinancialInclusion

https://www.businesswire.com/news/home/20210609005183/en/OppFi-Announces-New-Relationship-with-Best-Money-Moves-to-Expand-Credit-Access-Through-Employers-with-SalaryTap

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The text of the news release linked in the June 9, 2021 social media posts is as follows:

Press Release

www.oppfi.com

OppFi Announces New Relationship with Best Money Moves to Expand Credit Access Through Employers with SalaryTap

SalaryTap, a new employer payroll-linked loan product through OppFi’s platform, aims to widen credit access while reducing cost of borrowing

Relationship with Best Money Moves designed to help more employees meet their credit access needs through SalaryTap

CHICAGO, June 9, 2021— Opportunity Financial, LLC ("OppFi"), a leading financial technology platform that powers banks to help everyday consumers gain access to credit, announced today a new relationship with Best Money Moves, an award-winning, mobile-first financial wellness technology platform that provides financial education solutions for non-prime borrowers.

SalaryTap allows banks through the OppFi platform to offer multi-year small dollar installment loan products through a consumer's employer that range from $2,000 to $5,000 and extend prime pricing to non-prime consumers. The products offered on the platform are fully transparent with no additional fees or charges levied on borrowers, are repaid via payroll deduction, and each borrower's income is verified via payroll as a means of assessing loan affordability.

OppFi began piloting SalaryTap in November 2020 and has recently announced a national expansion, giving companies across the U.S. the option to offer employees small dollar loans linked to their payroll. The most common uses of funds from SalaryTap include car repair, family needs, housing costs and medical bills. Through Best Money Moves, SalaryTap will be made available to more employees who are looking for a less expensive financing solution.

"We’re excited to join with Best Money Moves, who are experts at helping consumers navigate their financial wellness journey,” said Jared Kaplan, chief executive officer, OppFi. “Financial wellness is a foremost benefit that employees want from their company. We look forward to participating in an integrated ecosystem like Best Money Moves that combines high-quality information, interactive tools and engaging resources with products like SalaryTap to help expand credit access to more people."

"Our team is thrilled to work with OppFi and deeply appreciate the innovation and integrity they bring to both workforce and individual financial wellness," said Ilyce Glink, award-winning financial journalist and CEO of Best Money Moves. "Giving employees the option of lower-cost, salary-linked loans through SalaryTap can help reduce dependency on high-cost predatory options, lowering financial stress," Glink noted, adding, "That's what every HR department should do."

The expansion of SalaryTap into 33 markets reflects the interest in the product as well as OppFi’s continued growth as the company adds additional products and services to increase credit access for the everyday consumer. OppFi plans to further expand the SalaryTap platform into 45 states in the fourth quarter of 2021.

On February 9, 2021, OppFi and FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition corporation, entered into a definitive agreement for a business combination that would result in OppFi becoming a public company.

About OppFi

OppFi is a leading financial technology platform that powers banks to offer accessible products and a top-rated experience to everyday consumers. Through its unwavering commitment to customer service, OppFi helps consumers who are turned away by traditional providers build a better financial path. To date, OppFi has facilitated the issuance of more than 1.5 million loans. The company is an Inc. 5000 company for five straight years, a Deloitte's Technology Fast 500™, and the eighth fastest-growing Chicagoland company by Crain's Chicago Business. The company was also named on Forbes America 2021 list of America's Best Startup Employers and Built In's 2021 Best Places to Work in Chicago. OppFi maintains an A+ rating from the Better Business Bureau (BBB) and maintains a 4.8/5 star rating with more than 14,000 online customer reviews, making it one of the top customer-rated financial platforms online. For more information, please visit oppfi.com.

About FGNA

FG New America Acquisition Corp., (NYSE: FGNA), is a NYSE-listed blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, please visit www.fgnewamerica.com.

About Best Money Moves

An award-winning, mobile-first financial wellness technology platform, Best Money Moves helps employees measure and manage their level of financial stress using a unique content-mapping system, powered by machine learning. Best Money Moves measures stress in 15 categories, and incorporates live money coaching and free credit scores, as well as an extraordinary level of company-level customization so that employers can dig into unique insights and understand more about how their employees financial stress impacts everything from retention, turnover, and workplace accidents, to unexplained absences, healthcare costs and outcomes and other issues. Best Money Moves placed top 3 in the 2017 Next Great HR Tech Company competition, is a Top 20 Financial Wellness provider by MyShortlister, a top 50 Startup to Watch by Built In Chicago, and was a finalist in the 2019 Health Value Awards. For more information, visit BestMoneyMoves.com.

Contacts:
OppFi
Investor Relations: Investors@oppfi.com
Media Relations: media@oppfi.com

FGNA
Investor Relations: info@fgnewamerica.com
Media Relations: media@fgnewamerica.com

Forward-Looking Statements

This information includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in expanding SalaryTap, including whether there will be consumer or market acceptance of SalaryTap Card; and (13) other risks and uncertainties indicated from time to time in FGNA's proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information and Where to Find It

In connection with the proposed business combination, FGNA filed a preliminary proxy statement and will file a definitive proxy statement with the SEC. FGNA's stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials contain important information about OppFi, FGNA and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of FGNA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., Attention: Hassan Baqar, Chief Financial Officer, 105 S. Maple Street, Itasca, Illinois 60143.

Participants in the Solicitation

FGNA and its directors and executive officers may be deemed participants in the solicitation of proxies from FGNA's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in FGNA was filed in the preliminary proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FGNA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

Non-Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

###

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company filed a preliminary proxy statement and the amendments thereto and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company was filed in the preliminary proxy statement for the proposed business combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.